Dear Shareholder:

Following an excellent 1995, Bascom Hill Investors, Inc. gained an additional 23.4% in 1996. This total return exceeded the 22.9% return generated by the S&P 500 in a year when the average growth and income fund (as measured by Lipper) gained only 20.7%. The last two years produced the best back to back performance for the market in 20 years, and we are pleased that Bascom Hill Investors participated nicely. During this strong bull market, Morningstar has awarded the Fund a "4 star" rating for a one year and a three year period.

Although the bond market experienced some volatility in 1996, the stock market marched to new highs virtually uninterrupted. The conditions during the last 12 months proved to be ideal with corporations achieving record earnings as the result of moderate economic growth, low inflation and relatively low interest rates. Providing additional fuel, the cash-flow into equity mutual funds soared to unprecedented levels. It seemed as though investors just couldn't get enough.

Although the Dow Jones Industrials' climb from 5000 to 6500 was well documented, that is only part of the story. The big blue chip stocks took the lead in the beginning of the year and never looked back, however, many of the small and mid-cap stocks did not keep up. In fact, the broad market trailed the popular indices by over 10 percentage points. As we expected early in the year, stock selection was key to the overall performance of your Fund. Although a higher than normal cash position was maintained throughout the year to reduce the overall risk, the stocks as a group outperformed the market significantly. The best performing sectors were Technology (led by Intel) and Financials (led by MGIC Investments).

Looking Ahead...   The question remains, "How long can this
continue?" The underlying fundamentals suggest this market still has room to run. However, the historically high valuation that currently exists limits the upside potential from here. The recent surge has been quite exceptional when you consider that the average annual return of large cap stocks has been 10.7% over the last 70 years. We are very comfortable operating in this environment as our stock selection and portfolio construction have always focused on stocks with the best risk-reward tradeoff. The market has demonstrated the "reward" half of the equation but investors should not be blinded to the other half. In times like these, it is especially important to stay true to your philosophy. For Bascom Hill that means buying stocks of high quality companies delivering consistent, predictable earnings growth that trade at reasonable valuations. Stocks exhibiting these characteristics tend to perform best in both good and bad markets.

We look forward to the challenges that lie ahead, and appreciate your confidence in the management of your Fund.

Sincerely,

(signature)

Katherine L. Frank
Vice President

BASCOM HILL INVESTORS, INC.
STATEMENT OF NET ASSETS

Schedule of Investments
December 31, 1996

                                               Market
Common Stocks - 74.3%             Shares       Value

Basic Industry - 3.7%
Morton International, Inc.        11,950      $486,963


Consumer Discretionary - 3.7%
Eastman Kodak                      5,950       477,487

Consumer Products - 8.4%
Kimberly Clark Corp.               4,800       457,200
Lancaster Colony Corp.            13,900       639,400

Consumer - Retail - 7.5%
Pep Boys - Manny Moe & Jack       15,100       464,325
Wal-Mart Stores, Inc.             22,750       517,562

Consumer Services - 3.5%
McDonalds Corp.                   10,150       460,556

Financial -Insurance - 3.2%
MGIC Investment Corp.              5,500       418,000

Financial - Regional Banks - 3.5%
Norwest Corp.                     10,650       463,275

Financial Services - 7.9%
American Express                   8,350       471,775
Federal Home Loan Mortgage Corp.   5,150       568,431

Food & Beverage - 6.4%
Conagra, Inc.                      9,675       481,331
Dole Food Co.                     10,550       357,381

Medical & Health Care - 14.0%
Abbott Laboratories               12,150       616,613
Columbia/HCA Healthcare Corp.     15,675       638,756
Schering Plough Corp.              8,950       579,513

Technology - 8.9%
Cabletron Systems, Inc.           14,800       492,100
Compaq Computer Corp.              5,250       390,469
Intel Corp.                        2,200       288,062

Telecommunications - 3.6%
Bell Atlantic Corp.                7,350       475,913

Total Common Stocks (Cost $8,078,461)       $9,745,112

See Accompanying Notes to Financial Statements

BASCOM HILL INVESTORS, INC.
STATEMENT OF NET ASSETS (continued)



                               Principal    Market
                               Amount       Value
Short Term Investments - 26.1%

Commercial Paper
Associated First Cap Corp 5.45%
 due 1/15/97                   $450,000     $450,000

Variable Rate Demand Notes
American Family Financial Services
 5.21% due 1/1/97              $450,000     $450,000
General Mills, Inc. 5.20% due
 1/1/97                         450,000      450,000
Johnson Controls, Inc. 5.21%
 due 1/1/97                     450,000      450,000
Pitney Bowes Credit Corp. 5.20%
 due 1/1/97                     450,000      450,000
Sara Lee Corp. 5.18% due 1/1/97 450,000      450,000
Southwestern Bell Telephone
 5.19% due 1/1/97               450,000      450,000
Warner Lambert 5.18% due 1/1/97 268,258      268,258


Total Short Term Investments (Cost
 $3,418,258)                              $3,418,258

Cash & Receivables Less Liabilities - (.4%) $(51,818)

TOTAL NET ASSETS - Equivalent to $17.92 per share on
731,754.239 shares of $1 par value capital stock outstanding
(authorized capital stock - 1,000,000 shares), and paid-in
capital aggregated $10,712,301.          $13,111,552

See Accompanying Notes to Financial Statements

BASCOM HILL INVESTORS, INC.

STATEMENTS OF CHANGES IN NET ASSETS


                         Year Ended        Year Ended
                         December 31, 1996 December 31, 1995

Investment Activities
Net Investment Income    $149,156          $273,224
Income Distributions to
 Shareholders ($.249 and
 $.422 per share,
 respectively)           (153,894)         (268,893)

 Increase (Decrease) in
 Undistributed Net
 Investment Income      $  (4,738)         $  4,331

Net Realized Gains from
 Security Transactions  2,420,310           824,461
Net Realized Gain
 Distributions to
 Shareholders ($4.01
 and $1.26 per share,
 respectively)         (2,421,537)         (822,010)

 Increase (Decrease) in
 Undistributed Realized
 Gains                  $  (1,227)          $ 2,451

Increase in Unrealized
 Appreciation           $   5,172        $1,358,532

 Increase (Decrease) in
 Undistributed Net Assets
 Derived From Investment
 Activities                  (793)        1,365,314


Shares Sold and Redeemed
Net Proceeds from Shares
 Issued (37,333 and 63,002
 shares, respectively) $  717,580        $1,134,972
Net Asset Value of Shares
 Issued in Distributions
 (132,406 and 56,550
 shares respectively)   2,404,639         1,013,566
                       $3,122,219        $2,148,538

Cost of Shares Redeemed
 (95,706 and 84,141
 shares, respectively) (1,870,324)       (1,508,728)

Increase in Net Assets
 from Sale and Redemption
 of Fund Shares        $1,251,895          $639,810


Net Assets
Balance at Beginning of Year
 (Including undistributed
 net investment income
 of $5,470 and $1,139,
 respectively)         11,860,450         9,855,326
Net Increase (Decrease)
 from Investment
 Activities                  (793)        1,365,314
Net Increase from Shares
 Sold and Redeemed      1,251,895           639,810


Balance at End of Year
 (Including undistributed
 net investment income
 of $732 and $5,470,
 respectively)        $13,111,552       $11,860,450

	 See Accompanying Notes to Financial Statements.

BASCOM HILL INVESTORS, INC.

STATEMENTS OF OPERATIONS

                         Year Ended        Year Ended
                         December 31, 1996 December 31, 1995

Income:
Interest                  $184,714         $316,336
Dividends                  110,921           87,726
                          $295,635         $404,062

Expenses:
Auditing Fee                $5,040           $5,006
Custodial Fee                3,708            6,185
Directors' Fee               3,164            3,000
Investment Advisor Fee      99,818           91,637
Legal Fee                    1,043            1,219
Licensing Fee                2,525            2,163
Printing Cost                4,581            5,303
Transfer Agent Fee          16,312           13,005
Other Fees                  10,288            3,320
                          $146,479         $130,838

Net Investment Income     $149,156         $273,224

Ratio of Expenses to Income   49.5%            32.4%


Realized Gains on Investments:
Proceeds from Sale      $7,898,916       $4,126,378
Cost                     5,478,606        3,301,917
Net Realized Gains      $2,420,310         $824,461


Unrealized Appreciation on Investments:
Balance, Beginning of
 Year                   $1,661,478         $302,946
Balance, End of Year     1,666,650        1,661,478
Increase in Unrealized
 Appreciation               $5,172       $1,358,532


Net Realized Gains and Increase
in Unrealized
 Appreciation           $2,425,482       $2,182,993

Financial Highlights - Selected Per Share Data and Ratios



                                                Year Ended December 31,
                    ------------------------------------------------------------


                    1996  1995  1994  1993  1992  1991  1990  1989  1988  1987


NET ASSET VALUE:

Beginning of year
                $ 18.03  15.84 16.73 18.15 16.66 12.90 15.62 14.92 13.84 15.11

INCOME FROM INVESTMENT OPERATIONS:


Net investment income
                $     .24   .42   .39   .19   .22   .36   .51   .77   .66   .69
Net realized and unrealized gains or (losses) on securities
                     3.91  3.45   .26   .34  1.59  3.76 (2.71) 1.62  1.08  (.44)
                    ----- -----  ----  ----  ----  ----- ----  ----  -----


Total from investment operations
                $   4.15   3.87    .65   .53  1.81  4.12 (2.20) 2.39  1.74   .25


LESS DISTRIBUTIONS:


Dividends from net income
                $   (.25)  (.42) (.39)  (.19) (.22) (.36) (.52) (.78) (.66) (.99)
Capital gains distributions
                  (4.01)  (1.26) (1.15) (1.76) (.10)   --    --  (.91)   --  (.53)
                  ------ ------ ------ -----             -----       ----- ------

NET ASSET VALUE:


End of year     $ 17.92 18.03 15.84  16.73  18.15 16.66 12.90 15.62 14.92 13.84

TOTAL RETURN:  %  23.36 24.63  4.09   3.16  10.98 32.05(14.25)16.25 12.76  1.11


RATIOS:

Operating expenses to average net assets
                %  1.17 1.17  1.20   1.20   1.22  1.22  1.27  1.16  1.16  1.15
Net income to average net assets
                %  1.20 2.44  2.28   1.00   1.33  2.28  3.78  4.73  4.48  4.60
Portfolio turnover rate
                %81.42 57.62 54.49  80.41  68.83 70.90 84.40 69.60 51.23 35.00


Average Commission Rate
                   .08 .0819


See Accompanying Notes to Financial Statements.

TOTAL RETURN OVER LIFETIME OF FUND

                 The following table illustrates the total return for
            $10,000 invested in Bascom Hill Investors, Inc. on November 1, 1978, the date of the initial ublic offering with income dividends and capital gain distributions reinvested in the Fund.
                                                               Value of
                        Net Asset  Capital Gains   Income      Initial
                        Value Per  Distributions   Dividends   $10,000
    Date                Share      Per Share       Per Share   Investment

    November  1, 1978   $10.00         -------     -----       $10,000
    December 31, 1978   $10.36         -------     -----       $10,360
    December 31, 1979   $11.83         -------     $ .45       $12,338
    December 31, 1980   $13.84         -------     $ .63       $15,192
    December 31, 1981   $13.79         $  .650     $1.11       $17,292
    December 31, 1982   $16.16         $  .735     $ .94       $23,071
    December 31, 1983   $16.94         $  .440     $1.44       $27,162
    December 31, 1984   $15.26         $  .800     $ .76       $27,003
    December 31, 1985   $18.13         $  .870     $ .75       $35,508
    December 31, 1986   $15.11         $ 4.956     $ .69       $41,296
    December 31, 1987   $13.84         $  .530     $ .98       $41,766
    December 31, 1988   $14.92         -------     $ .65       $47,097
    December 31, 1989   $15.62         $  .913     $ .78       $54,750
    December 31, 1990   $12.90         -------     $ .51       $46,949
    December 31, 1991   $16.66         -------     $ .35       $62,002
    December 31, 1992   $18.15         $  .101     $ .22       $68,783
    December 31, 1993   $16.73         $ 1.760     $ .19       $70,956
    December 31, 1994   $15.84         $ 1.150     $ .39       $73,855
    December 31, 1995   $18.03         $ 1.260     $ .42       $91,529
    December 31, 1996   $17.92         $ 4.007     $ .25      $112,914



 GROWTH OF $10,000 CHART
 for the ten years ended December 31, 1996
Chart compares the growth of the S&P 500, $41,491, with the Bascom Hill Investors, Inc. fun, $27,344, and Value Line,
$16,640.

 BASCOM HILL INVESTORS AVERAGE ANNUAL RETURN

             1 YEAR       23.36%
             5 YEARS      12.78%
            10 YEARS      10.58%
            18 YEARS      14.18%
Past performance is not a guarantee of future results.

NOTES TO FINANCIAL STATEMENTS    December 31, 1996 and 1995

(1) Significant Accounting Principles
Bascom Hill Investors, Inc. began operations on November 1,
1978.  The Fund is registered under the Investment Company
Act of 1940, as amended, as an open-end management company.
The following is a summary of significant accounting principles followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) The market quotation for each security is the last reported sale price on a national securities exchange, or, in the case of Over-The-Counter securities, the latest available bid price. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term securities
(maturing within 60 days) are valued on the basis of amortized cost. Securities with maturities in excess of 60 days are valued at market value.

(b) No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies, and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

(c) All percentages for the various classifications relate to total net assets.

(d) The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

(2) Investment Advisory Agreement
The investment advisory agreement with Madison Investment Advisors, Inc., provides for an annual management fee of .80 of 1% of the first $50 million of average net assets of the Fund. Such fees are remitted quarterly. Although the investment advisor may be reimbursed for clerical or administrative expenses incurred by it, none have been charged to the Fund during 1996. The annual fee is reduced to the extent that the Fund's total annual expenses (excluding interest, taxes, brokerage fees) exceeds 2% of the first $10 million of average net assets and 1 1/2% of the next $20 million of average net assets. The advisor's fee was not so reduced for the year ended December 31, 1996. Certain officers and directors of the Fund are also officers and directors of Madison Investment Advisors, Inc. The Fund owed Madison Investment Advisors, Inc. $26,360 as of December 31, 1996.

(3) Cost of Investments Purchased and Proceeds of
Investments Sold
For the year ended December 31, 1996, the purchases and sales of investment securities (excluding short-term securities) were $7,331,946 and $7,898,917, respectively, (purchases and sales of U.S. government obligations only were $0 and $0, respectively).

(4) Net Realized Gains and Losses on Investments
Net realized gains and losses on investments are computed on the basis of specifically identified certificates. During the year ended December 31, 1996, net realized gains would have been $2,419,290 if computed on the basis of average cost.

(5) Aggregate Cost of Securities and Undistributed Income or
Capital Gains
The aggregate cost of securities for Federal income tax purposes is $8,078,461. The aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $1,889,290. The aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounts to $222,640. The net unrealized appreciation at December 31, 1996, for all securities is $1,666,650. Through the year ended December 31, 1996, the accumulated undistributed net investment income is $732 and the accumulated undistributed realized capital gain is $109.

INDEPENDENT AUDITORS' REPORT


            To the Shareholders and Board of Directors
              of Bascom Hill Investors, Inc.

            We have audited the accompanying statement of net assets of Bascom Hill Investors, Inc., including the schedule of investments, as of December 31, 1996, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the ten years in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Bascom Hill Investors, Inc. as of December 31, 1996, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

            WILLIAMS, YOUNG & ASSOCIATES, LLC

            (signature)

            Madison, Wisconsin



            January 24, 1997

            BASCOM HILL INVESTORS, INC.
            6411 Mineral Point Road
            Madison, WI  53705
            (608)  273-2020
            (800)  767-0300


                                               ANNUAL REPORT
                                               December 31, 1996



            OFFICERS and DIRECTORS
              Frank E. Burgess
              President, Director

              Katherine L. Frank
              Vice President, Secretary

              Jay R. Sekelsky
              Vice President

              Christopher C. Berberet
              Treasurer

              Elizabeth A. Hendricks
              Assistant Secretary

              James R. Imhoff, Jr.
              Director

              Edmund B. Johnson
              Director

              Lorence D. Wheeler
              Director

            CUSTODIAN, TRANSFER AGENT
            and DISBURSING AGENT
              Firstar Trust Company
              P.O. Box 701
              Milwaukee, Wisconsin  53201-0701
              (414)765-4124

            COUNSEL
              DeWitt Ross & Stevens, S.C.
              8000 Excelsior Drive
              Madison, Wisconsin  53717-1914

            AUDITORS
              Williams, Young & Associates, LLC
              P.O. Box 8700
              Madison, Wisconsin  53708